UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2016

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INTERUPS INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

645 Fifth Avenue, Suite 400, New York, NY 10022

(Address of Principal Executive Office) (Zip Code)

(212) 371-7799

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As disclosed in its Form 8-K filed with the SEC on April 27, 2016, the Registrant became the permitted assignee from its affiliate SIRI Global Asset Management Corp. (SIRI”) of an agreement (the “Windflower Agreement”) with Siddharta Resorts & Foods Pvt. Ltd. (“Siddharta”), a privately-owned company located in Mysore, India, by which SIRI--now the Registrant-- agreed to raise the capital required to acquire interests in certain hotels (the “Windflower Hotels”) in India, described below, in exchange for which SIRI--now the Registrant--will receive the interests in the seven Windflower Hotels, each of which has from 40-100 rooms for guests, described below.

The Windflower Agreement gave the Registrant the exclusive right: (a) until July 12, 2016, to raise the first $22,500,000 to pay Siddharta, which will allow the Registrant to place the seven Windflower Hotels—the “Hotel Assets”—into an Indian Real Estate Investment Trust (“REIT”) described below, giving the Registrant a 19% interest in the Hotel Assets; and (b) if the Registrant successfully raises the $22,500,000, an additional 30-45 days from July 12, 2016 to raise an additional $40,500,000, most of which will be paid to clear existing debt and acquire an additional hospitality asset, so that the Registrant’s 19% interest—which will then be 18%--will be virtually debt-free.

On July 12, 2016, the Registrant and Siddharta signed an Addendum to the original Memorandum of Understanding, which extended the Registrant’s obligation to perform, subject to the following: (1) the Registrant is to complete its due diligence of Siddharta within 45 days from July 12, 2016, provided that Siddharta provides all of the documents and information in a timely manner, and if there is any delay in Siddharta providing the requested information, the 45-day period will not be strictly construed; (2) provided that Siddharta provides the requested documents and information in a timely manner, the Registrant will have 6o days from July 12, 2016 to provide a “commitment” of the Investment Amount (150 Crores, i.e., $22,500,000); (3) evidence of the “commitment” may be shown by opening an escrow account in a reputable bank (in India) and depositing the Investment Amount in escrow; or arranging for commitment letters from investors identified by the Registrant committing to the full Investment Amount, or a statement of account from a bank which confirms the balance of the Investment Amount in that bank, or any other more agreed in writing by the parties.  Closing of the transaction is also subject to the execution of a definitive agreement and the satisfaction of all other closing conditions.

If the Registrant does not provide the commitment described above within the time periods described above, then the transaction will be terminated, unless the parties mutually agree not to terminate the transaction subject to the Registrant paying $100,000 to Siddharta, which payment may be waived by Siddharta.

The Registrant intends to raise the first $22,500,000 (the “commitment”) by a combination of private capital pursuant to SEC Regulation D (Rule 506 offering to “Accredited Investors” only), and Regulation S (to non-US persons). The offerings pursuant to Regulation D and Regulation S are being prepared, and the Registrant intends to commence these offerings effective the last week of July 2016.

Pursuant to the Windflower Agreement, the Registrant intends to raise the next $40,500,000 in the Indian REIT  as to which it has received some verbal commitments so far from a Middle East Sovereign Holding Company and one of the Registrant’s affiliate firms, SIRI Global AMC New York, that holds Qualified Retirement Assets, as to which no assurances can be given. The required documents for the REIT to raise money are expected to be filed with Securities Exchange Board of India [SEBI] in the last quarter of 2016, if and when the Registrant raises the first tranche of $22.5 Million, which in turn qualifies the Registrant to become sponsor of the India REIT.  The Indian REIT offering may begin 21 days after the first $22.5 million is raised, as to which no assurance can be given. If and when the Indian REIT offering commences, the Windflower Agreement provides that the Registrant will have 30-45 days to raise the required $40,500,000, which, if and when raised, would entitle those investors and the Registrant to their respective ownership interests in the Hotel Assets, as set forth in the Windflower extension agreement attached hereto

IF THE REGISTRANT FAILS TO RAISE THE FIRST $22,500,000 ON OR BEFORE THE EXTENDED TIME PERIOD, SIDDHARTA HAS THE RIGHT TO TERMINATE THE WINDFLOWER AGREEMENT, AND THE 19% OF THE HOTEL ASSETS WHICH WAS TRANSFERRED TO THE REGISTRANT ON APRIL 12, 2016 WILL REVERT TO SIDDHARTA, AND THE REGISTRANT WILL OWN NONE OF THE WINDFLOWER ASSETS.

Separately, the Registrant has received verbal approval of, and is finalizing the negotiations with, Lavasa Corporation Limited to extend the Registrant’s performance in accordance with the Lavasa Agreement.

As previously reported in its Form 8-K filed with the SEC on April 27, 2016, the Lavasa Agreement provides that the Registrant, as the permitted assignee, has the right to acquire the DHIL Assets for a 25% discount from the most recent valuation, i.e., for a net purchase price of INR 782 Crores (approximately $117,300,000). The Lavasa Agreement further provides that 252 Crores worth of completed assets (approximately $37,800,000) including the DHIL Assets, are to be acquired by the Registrant investing 28.11 Crores (approximately $4,216,500) before May 5, 2016; an additional 105.87 Crores (approximately $15,880,500) before May 31, 2016, and the balance of 118.02 Crores (approximately $17,703,000) on or before July 7, 2016. Assuming that the Registrant is able to secure the financing of this $37,800,000, as to which there is absolutely no assurance, the Registrant will then have until February 22, 2017 to raise the remaining 530 Crores (approximately $79,500,000).

The extension, which is being reduced to writing is expected to provide, in pertinent part, that Lavasa, the Registrant and Allahabad Bank (the banker to the Dasve Hospitality Institutes and a creditor of Lavasa), will enter into a Tri-Party agreement before August 5, 2016.  If and when the extension is fully signed, the Registrant will have 60 days to raise the initial $37,800,000.

THERE CAN BE NO ASSURANCE EITHER THAT THE PROPOSED EXTENSION WILL BE FINALIZED, OR THAT, IF SIGNED, THE REGISTRANT WILL BE ABLE TO RAISE THE REQUIRED CAPITAL TO ACQUIRE THE “DHIL ASSETS,” AS DESCRIBED IN THE FORM 8-K FILED WITH THE SEC ON APRIL 27, 2016.  IN EITHER CASE, THE REGISTRANT WILL BE UNABLE TO ACQUIRE THE DHIL ASSETS PURSUANT TO THE LAVASA AGREEMENT.

The above descriptions of the terms set forth in these Agreements are qualified in the entirety by reference to the agreements themselves, which are Exhibits to this Report on Form 8-K, and to the Registrant’s Form 8-K, filed with the SEC on April 27, 2016.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, as well as statements in future tense, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number

Description

9.01.07

Amendment to Memorandum of Understanding between the Registrant and Siddharta, dated July 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Interups Inc.

Dated: July 27, 2016	By:	/s/ Laxmi Prasad
Laxmi Prasad, Head of Global Operations

Exhibit Index

Exhibit Number

Description

9.01.07

Amendment to Memorandum of Understanding between the Registrant and Siddharta, dated July 12, 2016.